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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                 FORM 8-K




            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                              October 21, 1996


                     Commission file number 0-22826


                          Fidelity Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


               Delaware                             36-3915246
       (State of Incorporation)           (I.R.S. Employer Identification No.)

                   5455 W. Belmont, Chicago, Illinois,  60641
                     (Address of principal executive offices)


                               (773) 736-4414
             (Registrant's telephone number, including area code)

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                      FIDELITY BANCORP, INC.
                            FORM 8-K


Item 5.     Other Events

Fidelity Bancorp, Inc. (Nasdaq/NM:FBCI), the parent holding company of Fidelity Federal Savings Bank, announced that its 1997 annual meeting of shareholders will be held on January 29, 1997, at 10:00 a.m., at the Company's headquarters at 5455 W. Belmont Avenue, Chicago, Illinois.


Item 6.     Exhibits and Reports on Form 8-K

            (a)   Exhibits
                  None







































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                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Fidelity Bancorp, Inc.


Dated:      October 21, 1996        /s/  RAYMOND S. STOLARCZYK
                                    ---------------------------
                                    Raymond S. Stolarczyk
                                    Chairman and Chief Executive Officer




Dated:      October 21,1996         /s/  JAMES R. KINNEY
                                    ---------------------------
                                    James R. Kinney
                                    Sr. V. P. and Chief Financial Officer